[AMERICAN BEACON FUNDS LOGO]

                 AMR Class                   Institutional Class
________________________________________________________________________________

SUPPLEMENT DATED DECEMBER 2, 2005 TO THE PROSPECTUSES DATED MARCH 1, 2005, AS PREVIOUSLY SUPPLEMENTED ON JULY 1, 2005, AUGUST 22, 2005 AND NOVEMBER 30, 2005

As of October 7, 2005, Jeremy W. Merchant ceased to serve on the Manager's portfolio management team.

Michael G. Fry has been added to the International Equity management team at Lazard Asset Management LLC, which is responsible for the day-to-day management of a portion of the International Equity Fund. The following paragraph is hereby added at the end of the description of Lazard Asset Management LLC under the section titled The Sub-Advisors.

        Michael G. Fry joined Lazard in 2005 as a Managing Director and is also a Managing Director and Portfolio Manager within Lazard Asset Management Limited in London. From 1995 to 2005, Mr. Fry held several positions at UBS Global Asset Management, including Lead Portfolio Manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1987. He has managed Lazards portion of the Fund since November 2005.

Effective January 1, 2006, Manoj Tandon will replace Lawrence Kohn on the management team at Pzena Investment Management, LLC, which is responsible for the day-to-day management of a portion of the Mid-Cap Value Fund.
The following sentence is hereby inserted as the third sentence in the second paragraph of the description of Pzena Investment Management, LLC.

        Effective January 1, 2006, Manoj Tandon will replace
        Lawrence Kohn on Pzenas team responsible for the Fund.

The following is hereby added at the end of the last paragraph of the description of Pzena Investment Management, LLC.

        Manoj Tandon is a Principal and Portfolio Manager at Pzena. Prior to joining Pzena in 2002, Mr. Tandon was Associate Analyst for the Global Software and IT Services Strategy team at Deutsche Bank and a member of its Enterprise Software Research team from 1999 to 2002. He will begin managing Pzenas portion of the Fund in January 2006.